UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – December 7, 2015

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background Information

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”), but excluding Oncor Electric Delivery Holdings Company LLC (“Oncor”) and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, EFH Corp. and its direct and indirect subsidiaries that are included in the Chapter 11 Cases (collectively, the “Debtors”) are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Item 1.01	Entry into a Material Definitive Agreement

Reference is made to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2015 by each of EFH Corp., EFIH and EFCH (the “September 17, 2015 8-K”) relating to, among other matters, the amended and restated settlement agreement, dated as of September 11, 2015 (the “September Settlement Agreement”), among the Debtors, the sponsor equity owners of EFH Corp. (the “Sponsors”), certain settling TCEH first lien creditors, certain settling TCEH second lien creditors, certain settling TCEH unsecured creditors and the official committee of unsecured creditors of TCEH (collectively, the “Settling Parties”) in order to compromise and settle certain claims among such parties, on the terms described in the September 17, 2015 8-K.

On December 2, 2015, the Settling Parties entered into an amended and restated settlement agreement (the “Amended & Restated Settlement Agreement”), which effected, among other matters, the settlement of certain disputes with the official committee of unsecured creditors of EFH Corp., EFIH, EFIH Finance Inc. and EECI, Inc. by providing for the reduction in the amount of the TCEH Cash Payment (as defined in the Amended & Restated Settlement Agreement) to account for payment of certain creditors’ claims under certain circumstances.

On December 7, 2015, the Bankruptcy Court entered an order (the “Settlement Agreement Order”) approving the Amended & Restated Settlement Agreement and authorizing the Debtors to take any and all actions reasonably necessary to consummate, and to perform the obligations contemplated by, the Amended & Restated Settlement Agreement.

The above description of the Amended & Restated Settlement Agreement is qualified in its entirety by reference to the Amended & Restated Settlement Agreement, which is attached as Exhibit 10(a) to this Current Report on Form 8-K and is also available at www.efhcaseinfo.com. Information on or connected to this website does not constitute part of this Current Report on Form 8-K.

Item 1.03	Bankruptcy and Receivership

Confirmation Order for Plan of Reorganization

On December 9, 2015, the Bankruptcy Court entered an amended order (the “Confirmation Order”), attached hereto as
Exhibit 2(a), confirming the Debtors’ Sixth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) effective as of December 7, 2015. The Plan, attached hereto as Exhibit 2(b), incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement,” as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”).

The Plan, all documents included in the Plan Supplement, and the Confirmation Order are available free of charge at www.efhcaseinfo.com. Information on or connected to this website does not constitute part of this Current Report on Form 8-K.

Restructuring Transactions under the Plan

The following is a summary of certain provisions of the confirmed Plan and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement) and the Confirmation Order. The Plan and the Confirmation Order are incorporated by reference into this Item 1.03. Capitalized terms used but not defined in this report on Form 8-K shall have the meanings given to them in the Plan.

The Plan effectuates the Debtors’ chapter 11 restructuring, among other things, in the following manner:

•	all of the equity interests of EFH Corp. will be cancelled and EFH Corp.’s direct and indirect interests in each of its subsidiaries (other than EFIH and Oncor) will be either (a) canceled or abandoned pursuant to the Plan, (b) acquired by New EFH pursuant to the Merger (each as defined below) or (c) transferred to Reorganized TCEH (as defined below) pursuant to the Plan, with each such acquired or transferred subsidiary having been discharged and released, to the fullest extent permitted under applicable law;

•	the Debtors will execute the following transactions:

•	TCEH will transfer all of TCEH’s interests in its subsidiaries, and EFH Corp. and certain of its subsidiaries will transfer (i) the equity interests in the Reorganized EFH Shared Services Debtors and (ii) with the consent of TCEH and the TCEH first lien creditors, certain other assets, liabilities and equity interests related to the TCEH Debtors’ operations (“Reorganized EFH” and such transactions collectively, the “Transfer”), in each case to a newly formed limited liability company (“Reorganized TCEH LLC”);

•	immediately following the completion of the Transfer, Reorganized TCEH LLC (or a direct or indirect subsidiary of Reorganized TCEH LLC) will contribute certain assets to a newly formed direct or indirect corporate subsidiary of Reorganized TCEH LLC (“Reorganized TCEH PrefCo”) in exchange for 100% of Reorganized TCEH PrefCo’s (i) common stock and (ii) non-voting preferred stock (the “Reorganized TCEH PrefCo Preferred Shares”), and immediately thereafter, and pursuant to a prearranged and binding agreement, Reorganized TCEH LLC (or such direct or indirect subsidiary of Reorganized TCEH LLC) will sell the Reorganized TCEH PrefCo Preferred Shares to third party investors in exchange for cash and distribute the proceeds from such sale to TCEH (the “Reorganized TCEH PrefCo Preferred Stock Sale”);

•	immediately following the Reorganized TCEH PrefCo Preferred Stock Sale, Reorganized TCEH LLC will be converted (the “Reorganized TCEH Conversion”) from a Delaware limited liability company into a Delaware corporation (as converted, “Reorganized TCEH”); and

•	immediately following the Reorganized TCEH Conversion, TCEH will distribute (i) all of the equity of Reorganized TCEH, (ii) the rights to receive payments under (and otherwise share in the benefits of) a tax receivable agreement (or similar arrangement), if any, under which Reorganized TCEH will agree to make payments in respect of its (or its subsidiaries’) specified tax items and (iii) the net cash proceeds from (a) all or a portion of the new long-term debt that will be issued by Reorganized TCEH (or one of its subsidiaries) on the Effective Date (the “New Reorganized TCEH Debt”) and (b) the Reorganized TCEH PrefCo Preferred Stock Sale, in each case to the first lien creditors of TCEH in exchange for the cancellation of their claims against TCEH;

•	upon emergence from bankruptcy, the TCEH second lien creditors, the TCEH unsecured creditors and Reorganized TCEH will receive certain equity interests in Reorganized EFH (the “EFH Reorganization”);

•	immediately after the consummation of the EFH Reorganization, a third-party consortium (collectively, the “Investor Group”), consisting of certain TCEH second lien creditors and TCEH unsecured creditors, an affiliate of Hunt Consolidated, Inc. (“Hunt”), certain other investors designated by Hunt, and potentially certain TCEH first lien creditors, will acquire (the “EFH Acquisition”) Reorganized EFH;

•	in connection with the EFH Acquisition, (i) the Investor Group will invest or raise approximately

$12.6 billion of equity and debt financing (including approximately $5.8 billion through a rights offering for New EFH Common Stock to occur before the Effective Date (the “Rights Offering”)), (ii) Reorganized EFH will merge (the “Merger”) with and into Ovation Acquisition I, L.L.C. (“New EFH”), with New EFH surviving, (iii) all allowed claims against EFH Corp. and the EFIH Debtors will be repaid in full, and (iv) EFH Corp.’s interests in its EFH Debtor subsidiaries will be cancelled or, in the case of EFH Corp.’s interests in certain Debtors, LSGT Gas Company LLC, EECI, Inc., EEC Holdings, Inc., and LSGT SACROC, Inc., reinstated;

•	pursuant to the Amended and Restated Settlement Agreement, the Debtors, its sponsor equity owners, certain settling TCEH first lien creditors, certain settling TCEH second lien creditors, certain settling TCEH unsecured creditors and the official committee of unsecured creditors of TCEH have settled and terminated, among other things, (a) intercompany claims among the Debtors; (b) claims and causes of actions against holders of first lien claims against TCEH and the administrative agent and collateral agent under TCEH’s pre-petition secured credit agreement; (c) claims and causes of action against holders of interests in EFH Corp. and certain related entities; and (d) claims and causes of action against each of the Debtors’ current and former directors, managers and officers; and

•	EFCH, TCEH and certain of the other Debtor entities (other than the subsidiaries of TCEH being transferred to Reorganized TCEH in the Transfer) will be dissolved and liquidated in accordance with the Plan and applicable law.

The Plan will become effective and the Debtors will emerge from Chapter 11, if and when, certain conditions (including the receipt of certain regulatory approvals) set forth in the Plan are satisfied or waived. The legal names under which Reorganized TCEH and New EFH will operate following the Effective Date have not yet been determined.

Securities Expected to be Issued under the Plan

On the Effective Date, 450,000,000 shares of common stock of Reorganized TCEH (“Reorganized TCEH Common Stock”) are expected to be issued and outstanding, subject to dilution only by shares of Reorganized TCEH Common Stock issuable under a management incentive plan expected to be established by Reorganized TCEH. Also on the Effective Date, Reorganized TCEH PrefCo is expected to issue 100% of the Reorganized TCEH PrefCo Preferred Shares to Reorganized TCEH LLC (or a direct or indirect subsidiary), and Reorganized TCEH LLC (or a direct or indirect subsidiary), pursuant to a prearranged and binding agreement, will in turn sell the Reorganized TCEH PrefCo Preferred Shares to third party investors in exchange for cash.

On the Effective Date, (i) the New EFH Common Stock will be issued as part of the Merger and (ii) the Reorganized EFH Common Stock will be issued to TCEH second lien creditors, TCEH unsecured creditors and Reorganized TCEH, which shares will be converted into a number of shares of New EFH Common Stock equal to 2% of the New EFH Common Stock, after accounting for dilution on account of the Merger and Rights Offering.

Certain Information Regarding Assets and Liabilities of EFH Corp., EFIH and EFCH

Information regarding the assets and liabilities of EFH Corp., EFIH and EFCH as of the most recent practicable date is hereby incorporated by reference from their respective quarterly reports on Form 10-Q for the fiscal quarter ended September 30, 2015, each filed with the SEC on November 3, 2015.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	whether the conditions (including required regulatory approvals) to consummate the transactions contemplated by the Plan will be satisfied or waived;

•	the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases, including the Plan, and any additional strategies we employ to address our liquidity and capital resources;

•	whether any future event will cause the termination of the Settlement Agreement;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors may emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2(a)	Confirmation Order

2(b)	Sixth Amended Joint Plan of Reorganization

10(a)	Amended and Restated Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Terry L. Nutt
Name: Terry L. Nutt
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Terry L. Nutt
Name: Terry L. Nutt
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Terry L. Nutt
Name: Terry L. Nutt
Title: Senior Vice President & Controller

Dated: December 11, 2015